UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2017

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INC RESEARCH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600 Raleigh, North Carolina	27604-1547
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On May 23, 2017, INC Research Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”). The certified results of the matters voted upon at the Meeting, which are more fully described in the Company’s proxy statement, are as follows:
1. Election of Directors. In an uncontested election, each of the following Class III nominees was elected to the Board of Directors for a term expiring at the 2020 annual meeting of stockholders or until their successors have been elected and qualified. The following table reflects the voting results for each nominee:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard N. Kender	49,986,806	84,033	55,807	1,842,644
Kenneth F. Meyers	46,791,561	278,278	56,807	1,842,644
Matthew E. Monaghan	46,791,587	278,252	56,807	1,842,644
David Y. Norton	46,964,273	105,415	56,958	1,842,644
2. Approval, on an advisory (nonbinding) basis, of the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Votes
46,214,121	846,454	66,071	1,842,644
This proposal was approved on an advisory (non-binding) basis.
3. Approval of the Management Incentive Plan, including the material terms of the performance goals applicable to awards granted under the Plan in accordance with Internal Revenue Code Section 162(m):

For	Against	Abstain	Broker Non-Votes
46,413,817	643,872	68,957	1,842,644
This proposal was approved.
4. Ratification of the appointment of the Company's independent auditors Deloitte & Touche LLP:

For	Against	Abstain	Broker Non-Votes
48,882,263	22,205	64,822	None
This proposal was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INC RESEARCH HOLDINGS, INC.

Date:	May 24, 2017	By:	/s/ Christopher L. Gaenzle
			Name:	Christopher L. Gaenzle
			Title:	Chief Administrative Officer, General Counsel and Secretary